Vista International Technologies, Inc. 10-K

Exhibit 10.22

RELEASE OF CONTRACT

DATE:	January 18, 2012	GF NO. 2111-00208
SELLER:	Vista International Technologies, Inc.
PURCHASER:	Brown-Lewisville Railroad Family First Limited Partnership

RE:	PURCHASE AND SALE CONTRACT, by and between Vista International Technologies, Inc., (as Seller) and Brown-Lewisville Railroad Family First Limited Partnership(as Purchaser), dated effective February 17, 2011 (the Contract); Property: approximately 26.9 acres, located in Dallas County, Texas

The undersigned parties to the above described Earnest Money Contract, do hereby release all parties thereto from said Contract, and do declare said Earnest Money Contract to be null and void and of no further force and effect, and further declare said Earnest Money Contract to be in all things canceled.

The undersigned further agree and authorize Chicago Title Insurance Company to release funds all ready deposited as itemized below:

Earnest Money Deposit	$25,000.00

Release:

To Seller:	$100.00
To Purchaser:	$24,900.00 plus accrued interest

IN SIGNING SAID RELEASE OF CONTRACT PURCHASER WILL NOT BE RESPONSIBLE TO DEPOSIT ANY FURTHER MONEY TO CHICAGO TITLE INSURANCE COMPANY AND IS HEREBY RELEASED OF ANY LIABILITY AND/OR RESPONSIBILITY THEREOF.

PURCHASER:

Brown-Lewisville Railroad Family First Limited Partnership

By: BLRR Management, LLC
Its: General Partner

By:

Name:
Title:

SELLER:

Vista International Technologies, Inc.

By:
Name:
Title: